UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

NorthStar Real Estate Income II, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55189 (Commission File Number)	90-0916682 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY, 10022
(Address of principal executive offices, including Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On June 25, 2015, NorthStar Real Estate Income II, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing the Company’s acquisition, through a subsidiary of its operating partnership, of 100% of the common equity interests in Mid-South Industrial REIT I, which owned a portfolio (the “Mid-South Portfolio”) of 22 industrial properties, for an aggregate gross purchase price of approximately $317.5 million from Mid-South Industrial, LP, an entity managed by an affiliate of Exeter Property Group, LLC. This Amendment No. 1 to the Form 8-K is being filed to provide additional financial information with respect to such acquisition.

Item 9.01. Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following: (i) financial statement information relating to the Mid-South Portfolio and (ii) pro forma financial information of the Company to give effect to the Company’s acquisition of the Mid-South Portfolio. As the Mid-South Portfolio is directly or indirectly owned or managed by entities that have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

(i)	Financial Statements of Mid-South Portfolio

Report of Independent Certified Public Accountants
Combined Statements of Revenues and Certain Operating Expenses for the three months ended March 31, 2015 (unaudited) and year ended December 31, 2014
Notes to Combined Statements of Revenues and Certain Operating Expenses

(ii)	Unaudited Pro Forma Financial Information

Unaudited Pro Forma Consolidated Statement of Operations of NorthStar Real Estate Income II, Inc. for the three months ended March 31, 2015
Unaudited Pro Forma Consolidated Statement of Operations of NorthStar Real Estate Income II, Inc. for the year ended December 31, 2014
Notes to Unaudited Pro Forma Consolidated Financial Statements of NorthStar Real Estate Income II, Inc.

(iii)	Exhibits

The Exhibit Index appearing immediately after the signature page of this Form 8-K/A is incorporated herein by reference.

Exhibit No.	Description

99.1	Combined statements of revenues and certain operating expenses of the Mid-South Portfolio for the three months ended March 31, 2015 (unaudited) and year ended December 31, 2014
99.2	Pro forma financial information of NorthStar Real Estate Income II, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Real Estate Income II, Inc.

Date: September 2, 2015	By:	/s/ Jenny B. Neslin
Jenny B. Neslin
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Combined statements of revenues and certain operating expenses of the Mid-South Portfolio for the three months ended March 31, 2015 (unaudited) and year ended December 31, 2014
99.2*	Pro forma financial information of NorthStar Real Estate Income II, Inc.
________________________
* Filed herewith.

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